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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A
                               (AMENDMENT NO. 1)

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  October 5, 1995



                           JANEX INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

COLORADO                    33-8433-D                        84-1034251
(State or other             (Commission File                 (IRS Employer
jurisdiction of             Number)                          Identification No.)
incorporation)


        21700 OXNARD STREET, STE. 1610, WOODLAND HILLS, CALIFORNIA 91367
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code:   (818) 593-6777



Exhibit Index Page:  2                                               Page 1 of 4
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ITEM 4.  CHANGES IN REGISTRANT CERTIFYING ACCOUNTANT
         -------------------------------------------

     (a) By Unanimous Written Consent of the Board of Directors of the registrant, dated October 2, 1995, the Board of Directors engaged the accounting firm of BDO Siedman, LLP, as independent accountants for the registrant commencing October 6, 1995. The work of Kellogg & Andelson, Accounting Corporation, was terminated effective October 5, 1995.

     (b) During the two most recent fiscal years and interim period through October 5, 1995, there have been no disagreements with Kellogg & Andelson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

     (c) Kellogg & Andelson's report on the financial statements for the past two years contained no adverse opinions or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. Their Audit Report dated February 17, 1995, on the consolidated balance sheet dated December 31, 1994, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 1994 and 1993 contained a reference as to the uncertainty of the ultimate outcome of a class action lawsuit discussed in Note 9 to the financial statements.

     (d) The registrant has requested that Kellogg & Andelson furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements. A copy of Kellogg & Andelson's letter to the SEC, dated October 6, 1995, is filed as Exhibit 16 to this form 8-K.



EXHIBIT NO.           EXHIBIT                                          PAGE
-----------           -------                                          ----

   16                 Letter to Securities and Exchange
                      Commission dated October 31, 1995.                4

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 2, 1995


                                        JANEX INTERNATIONAL, INC.
                                        -------------------------
                                              (Registrant)


                                  By:   /s/ Michael S. Manahan
                                     ----------------------------------
                                        Michael S. Manahan, Vice President
                                        and Chief Financial Officer

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